UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 30, 2010

Date of Report (Date of Earliest Event Reported)

3M COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3M Center, St. Paul, Minnesota	55144
(Address of principal executive offices)	(Zip code)

(651) 733-1110

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 30, 2010, 3M Company (the “Company”) issued a press release announcing its proposal to acquire Cogent, Inc. (“Cogent”) in a cash tender offer for $10.50 per share.  The Company’s press release announcing the proposal is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Additional Information

The planned tender offer described in this document and the exhibit hereto has not yet been commenced.  This document and the exhibit hereto are neither an offer to purchase nor a solicitation of an offer to sell shares of Cogent.  At the time the tender offer is commenced, the Company and its wholly-owned subsidiary, Ventura Acquisition Corporation, intend to file a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer and Cogent intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer.  The Company, Ventura Acquisition Corporation and Cogent intend to mail these documents to the stockholders of Cogent.  These documents will contain important information about the tender offer and stockholders of Cogent are urged to read them carefully when they become available. Stockholders of Cogent will be able to obtain a free copy of these documents (when they become available) and other documents filed by Cogent, the Company or Ventura Acquisition Corporation with the Securities and Exchange Commission (the “Commission”) at the website maintained by the Commission at www.sec.gov.  In addition, stockholders will be able to obtain a free copy of these documents (when they become available) from the information agent named in the offer to purchase or from the Company.

Forward-Looking Statements

This document and the exhibit hereto contain forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements about the expected terms of the proposed acquisition; the ability to complete the proposed transaction; the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include that the transaction may not be timely completed, if at all, upon favorable terms; the possibility that expected benefits may not materialize as expected; that, prior to the completion of the transaction, Cogent’s business may not perform as expected due to transaction-related uncertainty or other factors; that the Company is unable to successfully implement integration strategies; and other risks that are described in the Company’s and Cogent’s reports filed with the Commission, including but not limited to the risks described under “Risk Factors” in Part I, Item 1A of the Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in Part II, Item 1A in the Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2010 and June 30, 2010.  The Company and Cogent assume no obligation and do not intend to update these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Joint press release issued by 3M Company and Cogent, Inc., dated August 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

DATE: August 30, 2010	By:	/s/ Gregg M. Larson
	Name:	Gregg M. Larson
	Title:	Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint press release issued by 3M Company and Cogent, Inc., dated August 30, 2010